UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2013

VII Peaks-KBR Co-Optivist Income BDC II, Inc.

(Exact name of registrant as specified in its charter)

Maryland	0-54615	45-2918121
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

255 Shoreline Drive, Suite 428
Redwood City, California	94065
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (877) 700-0527

                Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 9, 2013, the Board of Directors of VII Peaks-KBR Co-Optivist Income BDC II, Inc. (the "Company") declared four semi-monthly distributions of $0.031084 per share each (an annualized yield of 7.35% for shareholders who invested at an offering price of $10.15 per share, and an annualized yield of 7.46% for shareholders with an investment price of $10.00 per share) to stockholders of record on April 29, 2013, payable May 17, 2013, stockholders of record on May 14, 2013, payable May 31, 2013, stockholders of record May 29, 2013, payable June 14, 2013 and stockholders of record on June 13, 2013, payable on June 28, 2013.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Stockholders on May 10, 2013 (the “Annual Meeting”). At the Annual Meeting, our stockholders (i) elected the persons listed below to serve as directors for a term of one year expiring at the 2013 Annual Meeting of Stockholders and until their successors are duly elected and qualified; and (ii) ratified the appointment of Burr Pilger Mayer, Inc. to serve as our independent registered public accounting firm for 2013.

The matters voted upon at the meeting and results of such voting are set forth below:

Item 1:	The election of five directors for a one-year term expiring at the 2013 Annual Meeting
	For	Withheld	Broker Non-Votes

Amit Mahajan	153,566.3721	-	-
Jeya Kumar	153,566.3721	-	-
Robert Winspear	153,566.3721	-	-
Bhavin Shah	153,566.3721	-	-
Gurpreet S. Chandhoke	153,566.3721	-	-

Item 2:	The ratification of the appointment by the Company of Burr Pilger Mayer, Inc. as the Company’s independent registered public accounting firm for 2013
	For	Against	Abstain
	152,679.6726	-	886.6995

Item 8.01 Other Events.

On May 9, 2013, the Board of Directors of VII Peaks-KBR Co-Optivist Income BDC II, Inc. approved a second amendment to the Expense Reimbursement Agreement by and between VII Peaks-KBR Co-Optivist Income BDC II, Inc., and VII Peaks-KBR BDC Advisor II, LLC, originally adopted on November 9, 2012, and first amended February 27, 2013 with an effective date of January 1, 2013 for the first amendment.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 Expense Reimbursement Agreement, dated May 9, 2013, originally filed November 9, 2012, first amended February 27, 2013, with an effective date of January 1, 2013 for the first amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VII Peaks-KBR Co-Optivist Income BDC II, Inc.

May 13, 2013
	By:	/s/ Gurpreet S. Chandhoke
Gurpreet S. Chandhoke
Chairman of the Board of Directors, Chief Executive Officer and President